Chief Executive Officer Transition	12 Months Ended
Dec. 31, 2017
Compensation Related Costs [Abstract]
Chief Executive Officer Transition
10.	Chief Executive Officer Transition

On November 30, 2017, the board of directors appointed Russell J. Cox as our Chief Executive Officer with an effective start date of January 3, 2018. Mr. Cox will receive a base salary of $540,000 annually and a cash signing bonus of $330,000. Mr. Cox is eligible each year for a target bonus of 50% of his base salary as then in effect. Following his start date, Mr. Cox received a nonstatutory stock option to purchase 1,588,832 shares of our common stock under the Inducement Plan. The option has a 10-year term and an exercise price of $6.30. The option grant will vest over four years with 25% of the total shares vesting one year from his start date and 1/48th of the total shares vesting monthly for the next three years subject to his continued service.

Dr. Terence E. Winters stepped down from being our chief executive officer, and became a consultant on January 1, 2018. As a part of Dr. Winters’ transition and consulting agreements, Dr. Winters’ outstanding stock options were modified (i) to extend the period of exercisability for the full term of the option rather than three months from the termination of the consulting agreement, and (ii) to accelerate the vesting of Dr. Winters’ stock options, including his performance options to the extent applicable, should we terminate the consulting agreement prior to the end of its term including the renewal period. In the period ended December 31, 2017, we recorded $525,000 in severance costs and stock-based compensation expense of $674,000 associated with this stock option modification for Dr. Winters. In future periods, the unvested component of these stock options will be treated in a manner that is consistent with the other options that we have granted to consultants, as is more fully described in note 2 to the consolidated financial statements.